Royalty, stream and other interests	12 Months Ended
Dec. 31, 2020
Royalty, Stream And Other Interests [Abstract]
Royalty, stream and other interests [Text Block]

16. Royalty, stream and other interests

		Year ended December 31, 2020
	Royalty interests	Stream interests	Offtake interests	Total
	$	$	$	$
Balance - January 1	627,567	483,164	19,781	1,130,512
Additions	54,276	11,917	—	66,193
Disposal	(357)	—	—	(357)
Depletion	(23,159)	(21,532)	(914)	(45,605)
Impairment	—	(26,300)	—	(26,300)
Translation adjustments	(1,666)	(6,308)	(341)	(8,315)

Balance - December 31	656,661	440,941	18,526	1,116,128

Producing
Cost	621,503	512,019	18,422	1,151,944
Accumulated depletion and impairment	(367,232)	(188,281)	(13,609)	(569,122)
Net book value - December 31	254,271	323,738	4,813	582,822

Development
Cost	185,170	168,648	31,252	385,070
Accumulated depletion and impairment	(501)	(51,445)	(26,537)	(78,483)
Net book value - December 31	184,669	117,203	4,715	306,587

Exploration and evaluation
Cost	218,395	—	8,998	227,393
Accumulated depletion	(674)	—	—	(674)
Net book value - December 31	217,721	—	8,998	226,719
Total net book value - December 31	656,661	440,941	18,526	1,116,128

Main acquisitions - 2020

In April 2020, the Company announced an amendment to its silver stream with respect to the Gibraltar copper mine, located in British Columbia, Canada, which is operated by a wholly-owned subsidiary of Taseko Mines Limited ("Taseko"). Osisko and Taseko have amended the silver stream by reducing the price paid by Osisko for each ounce of refined silver from US$2.75 to nil in exchange for cash consideration of $8.5 million to Taseko.

In August 2020, the Company announced a definitive agreement with Caisse de dépôt et placement du Québec to acquire the outstanding 15% ownership in a portfolio of Canadian precious metals royalties for cash consideration of $12.5 million. The 15% interest represents the remaining portion of the portfolio of royalties purchased from Teck Resources Ltd. in October 2015, including the NSR royalties on the Island Gold and Lamaque mines.

In October 2020, Osisko announced a strategic partnership whereby Regulus Resources Inc. ("Regulus") has agreed to grant certain rights to Osisko in exchange for an upfront cash payment (the "Upfront Payment") of US$12.5 million ($16.4 million).  These rights include the right to acquire royalties to be acquired by Regulus and a right of first refusal on all future royalty or stream transactions in relation to claims of the AntaKori project where Regulus has 100% ownership or any additional claims Regulus might acquire with 100% ownership within a certain area. As a significant initial transaction under the partnership, Regulus has acquired a royalty on the Mina Volare claim of the AntaKori project which represents a 1.5% or 3% NSR depending on location, from a private vendor. As per its right under the partnership, Osisko has elected to acquire 50% of the royalty for 75% of Regulus' purchase price with Osisko's acquisition cost for the royalty included in the Upfront Payment. Regulus has cancelled the remaining 50% of the royalty. As such, the royalty on the Mina Volare claim is now reduced to 0.75% or 1.5% depending on location, in favour of Osisko.

In January and December 2020, Osisko acquired a 2% NSR royalty on the Pine Point zinc project held by Osisko Metals, an associate of the Company, for cash consideration of $13.0 million. Osisko was also granted a right of first offer on any future sales by Osisko Metals of any additional royalties, streams or similar interests on the Pine Point project.

Impairment - 2020

Renard mine diamond stream (Stornoway Diamonds (Canada) Inc.)

In March 2020, the selling price of diamonds decreased significantly as a result of the impact of the COVID-19 pandemic on the diamond market. On March 24, 2020, activities at the Renard diamond mine were suspended and on April 15, 2020, despite the announcement by the Government of Québec to include mining activities as an essential service, the operator of the Renard diamond mine announced the extension of the care and maintenance period of its operations due to depressed diamond market conditions. These were considered as indicators of impairment among other facts and circumstances and, accordingly, management performed an impairment assessment as at March 31, 2020. The Company recorded an impairment charge of $26.3 million ($19.3 million, net of income taxes) on the Renard diamond stream during the three months ended March 31, 2020.

On March 31, 2020, the Renard diamond stream was written down to its estimated recoverable amount of $40.0 million, which was determined by the value-in-use using discounted cash-flows approaches and estimated probabilities of different restart scenarios. The main valuation inputs used were the cash flows expected to be generated by the sale of diamonds from the Renard diamond stream over the estimated life of the Renard diamond mine, based on expected long-term diamond price per carat, a pre-tax real discount rate of 10.0% and weighted probabilities of different restart scenarios.

A sensitivity analysis was performed by management for the long-term diamond price, the pre-tax real discount rate and the weighting of the different scenarios. If the long-term diamond price per carat applied to the cash flow projections had been 10% lower than management's estimates, the Company would have recognized an additional impairment charge of $4.1 million ($3.0 million, net of income taxes). If the post-tax real discount rate applied to the cash flow projections had been 100 basis points higher than management's estimates, the Company would have recognized an additional impairment charge of $1.9 million ($1.4 million, net of income taxes). If the probabilities of the different restart scenarios had been 10% more negative than management's estimates, the Company would have recognized an additional impairment charge of $5.5 million ($4.0 million, net of taxes).

		Year ended December 31, 2019
	Royalty interests	Stream interests	Offtake interests	Total
	$	$	$	$
Balance - January 1	707,723	606,410	100,535	1,414,668
Acquisitions	41,529	48,573	—	90,102
NSR royalty on the Cariboo property owned prior to the acquisition of Barkerville Gold Mines Ltd. (Note 9)	(56,070)	—	—	(56,070)
Transfer	(10,000)	10,000	—	—
Disposal	(2,277)	—	(47,116)	(49,393)
Depletion	(20,908)	(23,335)	(2,766)	(47,009)
Impairment	(27,689)	(138,689)	(27,213)	(193,591)
Translation adjustments	(4,741)	(19,795)	(3,659)	(28,195)
Balance - December 31	627,567	483,164	19,781	1,130,512

Producing
Cost	604,950	509,179	18,792	1,132,921
Accumulated depletion and impairment	(343,677)	(141,826)	(13,001)	(498,504)
Net book value - December 31	261,273	367,353	5,791	634,417

Development
Cost	186,137	168,290	31,881	386,308
Accumulated depletion and impairment	(501)	(52,479)	(27,070)	(80,050)
Net book value - December 31	185,636	115,811	4,811	306,258

Exploration and evaluation
Cost	182,001	—	9,179	191,180
Accumulated depletion	(1,343)	—	—	(1,343)
Net book value - December 31	180,658	—	9,179	189,837
Total net book value - December 31	627,567	483,164	19,781	1,130,512

Main acquisitions - 2019

Horne 5 property - silver stream (Falco Resources Ltd.)

In 2018, Osisko entered into a binding term sheet to provide Falco with a senior secured silver stream credit facility ("Falco Silver Stream") with reference to up to 100% of the future silver produced from the Horne 5 property located in Rouyn-Noranda, Québec. As part of the Falco Silver Stream, Osisko will make staged upfront cash deposits to Falco of up to $180.0 million and will make ongoing payments equal to 20% of the spot price of silver, to a maximum of US$6 per ounce. The Falco Silver Stream is secured by a first priority lien on the project and all assets of Falco. The Falco Silver Stream was closed in February 2019, which triggered the payment of the first installment of $25.0 million to Falco. Two previously outstanding notes receivable amounting to $20.0 million were applied against the first installment ($10.0 million was included under Short-term investment on the consolidated balance sheet and $10.0 million was under Royalty, stream and other interests as the note was convertible into a 1% NSR royalty at the sole discretion of Osisko) and the remaining balance of $5.0 million was paid to Falco.

Dublin Gulch property - NSR royalty (Victoria Gold Corp.)

In 2018, Osisko acquired from Victoria Gold Corp. ("Victoria"), an associate of the Company at the time, a 5% NSR royalty for $98.0 million on the Dublin Gulch property which hosts the Eagle Gold project located in Yukon, Canada. Payments totaling $78.4 million were made under the royalty agreement in 2018 and the remaining balance of $19.6 million was paid in 2019.

Mantos Blancos - silver stream (Mantos Copper S.A.)

In September 2019, Osisko invested an additional US$25.0 million ($33.4 million) on its existing silver stream with Mantos Copper S.A. with respect to 100% of the silver produced from the Mantos Blancos copper mine located in Chile. Under the terms of the stream amendments, the ongoing transfer price payment per ounce were reduced from 25% to 8% of the spot silver price on the date of delivery and the tail stream was increased from 30% to 40% of payable silver after 19.3 million ounces of refined silver have been delivered. In addition, Mantos Copper S.A.'s right to buy back 50% of the silver stream was terminated.

Main disposal - 2019

Brucejack offtake

In September 2019, Osisko Bermuda Limited ("OBL"), a wholly owned subsidiary of Osisko, has entered into an agreement with Pretium Exploration Inc., a subsidiary of Pretium Resources Inc. in regards to the sale of OBL's interest in the Brucejack gold offtake contract for a cash purchase price of US$41.3 million ($54.7 million), which was paid in 2019. The disposal generated a gain of US$5.8 million ($7.6 million).

Renard mine diamond stream (Credit bid transaction for Stornoway Diamond Corporation)

In September 2019, Osisko announced that it had entered into a letter of intent ("LOI") with Stornoway Diamond Corporation ("Stornoway") and certain of its subsidiaries  alongside other secured creditors under the bridge financing agreement entered into with Stornoway on June 10, 2020, including Diaquem Inc., a wholly-owned subsidiary of Ressources Québec Inc. (collectively the "Secured Creditors").

Under the terms of the LOI, Osisko and the Secured Creditors have confirmed their intention to form an entity which will acquire by way of a credit bid transaction all or substantially all of the assets and properties of Stornoway, and assume the debts and liabilities owing to the Secured Creditors as well as the ongoing obligations relating to the operation of the Renard mine, subject to certain limited exceptions ("Credit Bid Transaction").

Pursuant to the Credit Bid Transaction, Osisko will maintain its 9.6% diamond stream on the Renard mine and will continue to receive stream deliveries, and has agreed to continue to reinvest its proceeds from the stream for a period of one year from the date of closing of the Credit Bid Transaction. As of December 31, 2020, an amount of $10.9 million ($6.3 million as at December 31, 2019) was advanced from the proceeds of the stream deliveries and is included in other investments.

In connection with the Credit Bid Transaction, Stornoway had applied, on September 9, 2019, to the Superior Court of Québec (Commercial Division) for protection under the Companies' Creditors Arrangement Act (Canada) ("CCAA") in order to restructure its business and financial affairs.

Concurrently with entering into the LOI, Osisko and certain of the Secured Creditors have entered into a definitive and binding working capital facility agreement with Stornoway providing for a working capital facility in an initial amount of $20.0 million, which facility is secured by a priority charge over the assets of Stornoway. Osisko's attributable portion of the working capital facility will be approximately $7.0 million, of which $6.0 million was advanced as of December 31, 2020 ($2.5 million as a December 31, 2019). The working capital facility provides the financing and liquidity required to ensure that the Renard mine continues to operate in an uninterrupted manner.

The Credit Bid Transaction was closed on November 1, 2019 and Osisko became a 35.1% shareholder of the company now holding the Renard diamond mine, which is considered as an associate from that date.

Main impairments - 2019

Renard mine diamond stream (Stornoway Diamond Corporation)

In March 2019, the operator of the Renard diamond mine in Québec, Canada, announced a significant impairment charge of $83.2 million on its Renard diamond mine reflecting an outlook of lower than expected diamond pricing. This was considered an indicator of impairment among other facts and circumstances and, accordingly, management performed an impairment assessment as at March 31, 2019. The Company recorded an impairment charge of $38.9 million ($28.6 million, net of income taxes) on the Renard diamond stream.

On March 31, 2019, the Renard diamond stream was written down to its estimated recoverable amount of $122.4 million, which was determined by the fair value less cost of disposal using a discounted cash-flows approach. The fair value of the Renard diamond stream is classified as level 3 of the fair value hierarchy because the main valuation inputs used are significant unobservable inputs. The main valuation inputs used were the cash flows expected to be generated by the sale of diamonds from the Renard diamond stream over the estimated life of the Renard diamond mine, based on expected long-term diamond prices per carat and a post-tax real discount rate of 4.7%.

In September 2019, the operator of the Renard diamond mine, Stornoway Diamond Corporation, announced that it had applied to the Superior Court of Québec (Commercial Division) for protection under the CCAA in order to restructure its business and financial affairs. This was considered an indicator of impairment among other facts and circumstances and, accordingly, management performed an impairment assessment as at September 30, 2019. The Company recorded an impairment charge of $47.2 million ($34.6 million, net of income taxes) on the Renard diamond stream.

On September 30, 2019, the Renard diamond stream was written down to its estimated recoverable amount of $70.2 million, which was determined by the fair value less cost of disposal using a discounted cash-flows approach. The fair value of the Renard diamond stream is classified as level 3 of the fair value hierarchy because the main valuation inputs used are significant unobservable inputs. The main valuation inputs used were the cash flows expected to be generated by the sale of diamonds from the Renard diamond stream over the estimated life of the Renard diamond mine, based on expected long-term diamond prices per carat and a post-tax real discount rate of 4.6%.

A sensitivity analysis was performed by management for the long-term diamond price and the post-tax real discount rate (in isolation). If the long-term diamond price per carat applied to the cash flow projections had been 10% lower than management's estimates, the Company would have recognized an additional impairment charge of $7.0 million ($5.1 million, net of income taxes). If the post-tax real discount rate applied to the cash flow projections had been 100 basis points higher than management's estimates, the Company would have recognized an additional impairment charge of $3.0 million ($2.2 million, net of income taxes).

Amulsar stream and offtake (Lydian International Limited)

In September 2019, Lydian International Limited announced a delay in the timing of the construction activities, expected first gold pour and ramp up to full production as a result of the 15-month blockade on construction as well as changes to the expected life of mine and annual production for the Amulsar project in Armenia. This was considered an indicator of impairment among other facts and circumstances and, accordingly, management performed an impairment assessment as at September 30, 2019. The Company recorded an impairment charge of US$9.9 million ($13.1 million) on the Amulsar stream and offtake.

On September 30, 2019, the Amulsar stream and offtake were written down to their estimated recoverable amount of US$73.7 million ($97.0 million), which was determined by the fair value less cost of disposal using a discounted cash-flows approach. The fair value of the Amulsar stream and offtake is classified as level 3 of the fair value hierarchy because the main valuation inputs used are significant unobservable inputs. The main valuation inputs used were the cash flows expected to be generated by the sale of gold and silver from the Amulsar stream and offtake over the estimated life of the Amulsar mine, based on expected long-term gold and silver prices per ounce of US$1,350 and US$17.75, respectively, and a post-tax real discount rate of 6.1%.

In December 2019, Lydian International Limited announced that it had applied to the Ontario Superior Court of Justice for protection under the CCAA in order to restructure its business and financial affairs. This was considered an indicator of impairment among other facts and circumstances and, accordingly, management performed an impairment assessment as at December 31, 2019. The Company recorded an impairment charge of US$51.3 million ($66.7 million) on the Amulsar stream and offtake.

On December 31, 2019, the Amulsar stream and offtake were written down to their estimated recoverable amount of US$22.3 million ($29.0 million), which was determined by the fair value less cost of disposal using discounted cash-flows approaches and estimated probabilities of different exit scenarios from CCAA. The fair value of the Amulsar stream and offtake is classified as level 3 of the fair value hierarchy because the main valuation inputs used are significant unobservable inputs. The main valuation inputs used were the cash flows expected to be generated by the sale of gold and silver from the potential amendment of the Amulsar stream over the estimated life of the Amulsar mine, based on expected long-term gold and silver prices per ounce of US$1,400 and US$17.50, respectively, a post-tax real discount rate of 10.1% and potential amendments of the Amulsar stream agreement resulting from probability weighted exit scenarios from the CCAA process.

A sensitivity analysis was performed by management for the long-term gold and silver prices and the post-tax real discount rate (in isolation). If the long-term gold and silver prices per ounce applied to the cash flow projections had been 10% lower than management's estimates, the Company would have recognized an additional impairment charge of US$2.0 million ($2.6 million). If the probabilities of the different scenarios had been 10% lower (negative) than management's estimates, the Company would have recognized an additional impairment charge of US$4.5 million ($5.8 million). If the post-tax real discount rate applied to the cash flow projections had been 100 basis points higher than management's estimates, the Company would have recognized an additional impairment charge of US$1.6 million ($2.1 million).

In addition, an impairment of US$3.6 million ($4.7 million) was taken on a note receivable and amounts receivable from Lydian in 2019 (Note 15).

Éléonore royalty (Newmont Corporation)

In February 2020, the operator of the Éléonore gold mine in Québec, Canada, announced that it has updated its mineral reserve and resource estimates for the Éléonore mine as at December 31, 2019. As a result of the update, proven and probable gold mineral reserves and resources decreased by approximately 50%. This was considered an indicator of impairment among other facts and circumstances and, accordingly, management performed an impairment assessment as at December 31, 2019. The Company recorded an impairment charge of $27.2 million ($20.0 million, net of income taxes) on the Éléonore NSR royalty for the year ended December 31, 2019.

On December 31, 2019, the Éléonore NSR royalty was written down to its estimated recoverable amount of $101.3 million, which was determined by the fair value less cost of disposal using a discounted cash-flows approach. The fair value of the Éléonore NSR royalty is classified as level 3 of the fair value hierarchy because the main valuation inputs used are significant unobservable inputs. The main valuation inputs used were the cash flows expected to be generated by the sale of gold received from the Éléonore NSR royalty based on the long-term annual gold production of 355,000 ounces over the estimated life of the Éléonore mine, the long-term gold price of US$1,400 per ounce and a post-tax real discount rate of 4.1%, adjusted for the decrease in reserves and resources.

A sensitivity analysis was performed by management for the long-term gold price and the post-tax real discount rate (in isolation). If the long-term gold price applied to the cash flow projections had been 10% lower than management's estimates (US$1,260 per ounce instead of US$1,400 per ounce), the Company would have recognized an additional impairment charge of $10.1 million. If the post-tax real discount rate applied to the cash flow projections had been 100 basis points higher than management's estimates (5.1% instead of 4.1%), the Company would have recognized an additional impairment charge of $4.2 million.